                                                                    EXHIBIT 99.1

                                                 [FORM OF LETTER OF TRANSMITTAL]

                              LETTER OF TRANSMITTAL

                               BANCO BRADESCO S.A.
                        OFFER TO EXCHANGE ALL OUTSTANDING
         8.875% PERPETUAL NON-CUMULATIVE JUNIOR SUBORDINATED SECURITIES
                             (THE "OLD SECURITIES")
                                       FOR
         8.875% PERPETUAL NON-CUMULATIVE JUNIOR SUBORDINATED SECURITIES
                             (THE "NEW SECURITIES")
                        PURSUANT TO THE PROSPECTUS DATED
                          [-], 2005 (THE "PROSPECTUS")

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [-], 2005 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED BY THE ISSUER (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   NEW YORK CITY TIME ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------
                    To: The Bank of New York, Exchange Agent

    By Registered or Certified           By Overnight Delivery or
              Mail:                              Hand:
      The Bank of New York              The Bank of New York
   Corporate Trust Operations          Corporate Trust Operations
       Reorganization Unit                Reorganization Unit
   101 Barclay Street - 7 East        101 Barclay Street - 7 East
     New York, New York 10286           New York, New York 10286

          Attn: Mr. Kim Lau                Attn: Mr. Kim Lau

      To Confirm by Telephone or        Facsimile Transmission:
           for Information:                  (212) 298-1915
            (212) 815-3750

      Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via facsimile to a number other than as set forth above does not constitute a valid delivery.

      Please read this entire Letter of Transmittal carefully before completing any box below.

      List below the Old Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Securities should be listed on a separate schedule affixed hereto.

         DESCRIPTION OF OLD SECURITIES                  1             2               3
----------------------------------------------     -----------   ------------   -------------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT OF
                                                                  PRINCIPAL       OLD SECURITIES
NAME(S)AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE    AMOUNT OF          TENDERED
         (PLEASE FILL IN, IF BLANK)                 NUMBER(S)*    OLD NOTE(S)   (IF LESS THAN ALL)**
                                                   -----------   ------------   -------------------
                                                   ___________   ____________   ___________________
                                                   ___________   ____________   ___________________
                                                   ___________   ____________   ___________________
                                                       TOTAL

* Need not be completed if Old Securities are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities indicated in column 2. See Instruction
      2. Old Securities tendered hereby must be in denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

     See Instruction 1.

      The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated [-], 2005 (the "Prospectus"), of Banco Bradesco S.A., a Brazilian company acting through its Cayman Islands branch (the "Issuer"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to $300,000,000 aggregate principal amount of its 8.875% Perpetual Non-Cumulative Junior Subordinated Securities (the "New Securities"), for a like principal amount of the Issuer's issued and outstanding Perpetual Non-Cumulative Junior Subordinated Securities (the "Old Securities").

      The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      This Letter is to be used either if certificates for Old Securities are to be forwarded herewith or, if delivery of Old Securities is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "This Exchange Offer--Procedures for Tendering the Existing Securities" and "This Exchange Offer--Book-Entry Transfer" in the Prospectus, unless an Agent's Message is transmitted in lieu hereof. DELIVERY OF THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE MADE TO THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      Holders whose Old Securities are not immediately available or who cannot deliver their Old Securities and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Securities according to the guaranteed delivery procedure set forth in the Prospectus under the caption "This Exchange Offer--Guaranteed Delivery." See Instruction 1.

[ ] CHECK HERE IF OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution ____________[ ]The Depository Trust Company

      Account Number _______________________ Transaction Code Number____________

[ ] CHECK HERE IF OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)

      Name of Eligible Institution that guarantees delivery

      IF DELIVERED BY BOOK-ENTRY TRANSFER:

      Account Number _____________________  Transaction Code Number ____________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Securities as are being tendered hereby in exchange for New Securities.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Securities tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby in exchange for New Securities.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Securities issued in exchange for the Old Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchased Securities from the Issuer to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Securities are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Securities. The undersigned acknowledges that any holder of Old Securities using the Exchange Offer to participate in a distribution of the New Securities (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

      The undersigned represents that (i) the New Securities acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Securities, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer, the undersigned also represents that the Old Securities to be exchanged were acquired for its own account as a result of market-making activities or other trading activities.

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

      The undersigned understands that tenders of the Old Securities pursuant to any one of the procedures described under "This Exchange Offer -- Exchange Offer for Tendering the Existing Securities" and "This Exchange Offer -- Book-Entry Transfer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer.

      The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "This Exchange Offer -- Certain Conditions to the Exchange Offer," the Issuer may not be required to accept for exchange any of the Old Securities tendered. Old Securities not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Securities."

      THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD SECURITIES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD SECURITIES AS OF THE DATE OF TENDER OF SUCH OLD SECURITIES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH SECURITIES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if (i) certificates for New Securities or certificates for Old Securities not tendered or accepted for exchange are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or (ii) Old Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit, or New Securities to be delivered by book-entry transfer are to be credited, to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  New Securities and/or Old Securities to:

Name(s).........................................................................
                             (PLEASE TYPE OR PRINT)

.................................................................................
                             (PLEASE TYPE OR PRINT)

Address:........................................................................

.................................................................................
                                   (ZIP CODE)

              (COMPLETE FORM W-8BEN, W-9 OR OTHER RELEVANT FORM, AS
                                  APPROPRIATE)

[ ] Credit unexchanged Old Securities delivered by, or New Securities to be delivered by, book-entry transfer to the Book-Entry Transfer Facility account set forth below.
                     ---------------------------------------
                         (Book-Entry Transfer Facility)
                         Account Number, if applicable)

                          SPECIAL DELIVERY INSTRUCTIONS

                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for New Securities or certificates for Old Securities not tendered or accepted for exchange are to be sent to someone other than the person or person(s) whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than the address shown in the box entitled "Description of Old Securities" on this Letter above.

Mail:  New Securities and/or Old Securities to:

Name(s).........................................................................
                             (PLEASE TYPE OR PRINT)

.................................................................................
                             (PLEASE TYPE OR PRINT)

Address:........................................................................

.................................................................................
                                   (ZIP CODE)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD SECURITIES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

      (COMPLETE ACCOMPANYING FORM W-8BEN OR W-9 OR OTHER RELEVANT FORM, AS
                                  APPROPRIATE)

Dated:..........................................................................
   [x] ...............................................................  ........
   [x] ...............................................................  ........
SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                         DATE

          Area Code and Telephone Number........................................

      If a holder is tendering any Old Securities, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Securities or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Securities. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

          Name(s):..............................................................

                             (PLEASE TYPE OR PRINT)

          Capacity:.............................................................

          Address:..............................................................

                               (INCLUDE ZIP CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

          Signature(s) Guaranteed by
          an Eligible Institution:..............................................
                               (AUTHORIZED SIGNATURE)

          ......................................................................
                                     (TITLE)

          ......................................................................
                                 (NAME AND FIRM)

          Dated:................................................................

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER AND OLD SECURITIES; GUARANTEED DELIVERY
      PROCEDURES.

      Except as set forth below, a holder of Old Securities who wishes to tender Old Securities for exchange pursuant to the Exchange Offer must submit a properly completed and duly executed copy of this Letter (unless an Agent's Message is transmitted in lieu of the Letter of Transmittal), including all other documents required by this Letter to the Exchange Agent at one of the addresses set forth above under "Exchange Agent" on or prior to the Expiration Date. In addition, either (i) certificates for such Old Securities must be received by the Exchange Agent along with this Letter on or prior to the Expiration Date, or (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Securities, if such procedure is available, into the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent on or prior to the Expiration Date, or (iii) the holder of Old Securities must comply with the guaranteed delivery procedures described below.

      The method of delivery of this Letter, the Old Securities and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

      If a holder desires to tender Old Securities and such holder's Old Securities are not immediately available or time will not permit such holder's Letter of Transmittal, or an Agent's Message in lieu thereof, Old Securities (or a confirmation of book-entry transfer of Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

      (a) such tender is made by or through an Eligible Institution (as defined below);

      (b) on or prior to the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) from such Eligible Institution setting forth the name and address of the holder of such Old Securities and the principal amount of Old Securities tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal or facsimile thereof, or an Agent's Message in lieu thereof, together with the Old Securities (or a confirmation of book-entry transfer of such Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

      (c) this Letter, or a facsimile hereof, or an Agent's Message in lieu thereof, and Old Securities in proper form for transfer (or a confirmation of book-entry transfer of such Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

      See "This Exchange Offer--Procedures for Tendering the Existing Securities" in the Prospectus.

2.    WITHDRAWALS.

      Any holder who has tendered Old Securities may withdraw the tender by delivering written notice of withdrawal, which may be sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter, to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent prior to the Expiration Date at its address set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Old Securities to be withdrawn, identify the Old Securities to be withdrawn (including the amount of such Old Securities), and (where certificates for Old Securities have been transmitted) specify the name in which such Old Securities are registered, if different from that of the withdrawing holder thereof. If certificates for Old Securities have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates the withdrawing holder thereof also must submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Securities have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Securities and otherwise comply with the procedures of such facility. See "This Exchange Offer--Withdrawal Rights" in the Prospectus.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this letter is signed by the registered holder of the Old Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Old Securities are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Securities surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Securities who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a clearing agency, an insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Old Securities are registered in the name of a person other than the signer of this Letter, the Old Securities surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Old Securities should indicate in the applicable box the name and address to which New Securities issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. If no such instructions are given, any New Securities will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Old Securities not accepted for exchange will be returned to the name or address of the person signing this Letter.

5.    BACKUP FEDERAL INCOME TAX WITHHOLDING AND FORMS W-8BEN AND W-9.

      Under the federal income tax laws, payments that may be made by the Issuer on account of New Securities issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 30% for 2002 (subject to reduction in subsequent years). In order to avoid such backup withholding, each tendering holder must complete and sign the Form W-8BEN, W-9 or other relevant form, as appropriate, included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption.

      United States persons must complete and sign Form W-9. Foreign persons must complete and sign Form W-8BEN, or other relevant form, certifying their foreign status. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of Form W-8BEN orW-9, or other relevant form, sign and date such form and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Issuer (or the Paying Agent under the Indenture governing the New Securities) shall retain up to 30% of payments made to the tendering holder during the sixty (60) day period following the date of the Form W-9. If the holder furnishes the Exchange Agent or the Issuer with his or her TIN within sixty (60) days after such date, the Issuer (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Issuer with his or her TIN within such sixty (60) day period, the Issuer (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For further information concerning backup withholding and instructions for completing Form W-8BEN or Form W-9, or other relevant form, (including how to obtain a taxpayer identification number if you do not have one and how to complete Form W-8BEN or Form W-9, or other relevant form, if Old Securities are registered in more than one name), consult the instructions to the enclosed Form W-8BEN or Form W-9, or other relevant form, as appropriate.

      Failure to complete Form W-8BEN or Form W-9 or other relevant form may cause Old Securities to be deemed invalidly tendered, or may require the Issuer (or the Paying Agent) to withhold up to 30% of the amount of any payments made on account of the New Securities. In addition, the holder may be subject to penalties imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Securities specified in this Letter.

6.    WAIVER OF CONDITIONS.

      The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Securities for exchange. Neither the Issuer nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

8.    INADEQUATE SPACE.

      If the space provided herein is inadequate, the aggregate principal amount of Old Securities being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

9.    MUTILATED, LOST, STOLEN OR DESTROYED OLD SECURITIES.

      If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York, as Exchange Agent, at the address indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Old Securities have been replaced.

10.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent at the address and telephone number indicated above.

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, up to 30 percent of all payments made to me on account of the New Securities shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and up to 30 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE: ______________________________  DATE: _______________________________

Note: Failure to complete and return this form may result in backup withholding of up to 30% of any payments made to you on account of the New Securities. Please review the enclosed guidelines for certification of Taxpayer Identification Number on Form W-9 for additional details.